SUBSCRIPTION AGREEMENT

BY AND AMONG

HOME SYSTEM GROUP

AND

THE INVESTORS LISTED ON SCHEDULE 1

Dated as of May 23, 2007

THE SECURITIES OFFERED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, NOR HAS SUCH COMMISSION OR ANY STATE SECURITIES BUREAU, COMMISSION OR OTHER REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ACCORDINGLY, YOU MAY NOT OFFER OR SELL THE OFFERED SECURITIES IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN RULE 902(K) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR EVIDENCE ACCEPTABLE TO US AND OUR COUNSEL, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE OFFERED SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS SUBSCRIPTION AGREEMENT MAY NOT BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON WHOSE NAME APPEARS ON SCHEDULE 1 AND MAY NOT BE PRINTED OR REPRODUCED IN ANY MANNER WHATSOEVER. FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF THE SECURITIES ACT. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THIS SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS BY AN OFFEREE, IS UNAUTHORIZED. BY ACCEPTING THIS SUBSCRIPTION AGREEMENT, YOU EXPRESSLY AGREE TO COMPLY WITH THESE AND THE OTHER RESTRICTIONS CONTAINED HEREIN.

LIST OF EXHIBITS

EXHIBIT A	Accredited Investor Questionnaire

EXHIBIT B	Promissory Note

EXHIBIT C	Stock Power

i

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of May 23, 2007 by and among Home System Group, a Nevada corporation (the “Company”), and the investors named on Schedule 1 attached hereto (each such investor is referred to herein as an “Investor” and collectively as the “Investors”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Article 7 of this Agreement.

W I T N E S S E T H

WHEREAS, the Company desires to issue and to sell to the Investors, and the Investors desire to purchase from the Company, an aggregate of ten million (10,000,000) shares of Common Stock at an average per share purchase price of $4.00, for an aggregate purchase price of Forty Million Dollars ($40,000,000), all in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I
AUTHORIZATION OF SECURITIES

1.1 Authorization of Securities. Prior to the Closing Date, the Company’s Board of Directors shall have taken all action necessary to authorize the issuance and sale of 10,000,000 shares of its Common Stock (the “Securities”) to the Investors pursuant to the terms set forth herein. The purchase price for the Securities shall be paid as per the terms set forth under Section 3.3(b) hereunder, with each Investor issuing the Company a promissory note (the “Promissory Note”) as payment for a portion of the Purchase Price (as defined below).

ARTICLE II
SALE AND PURCHASE OF THE SECURITIES

2.1 Subject to the terms and conditions set forth in this Agreement, each Investor hereby subscribes for and agrees to acquire from the Company at the Closing, and the Company hereby agrees that it shall issue to each Investor at the Closing, free and clear of any Encumbrances, the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 hereto against payment of the purchase price (the “Purchase Price”) set forth on Schedule 1 hereto. Each Investor acknowledges that the Securities acquired hereunder are subject to restrictions on transfer under both the federal securities laws of the U.S. and applicable state securities laws in the U.S., and the terms of this Agreement and the Promissory Note.

ARTICLE III
CLOSING

3.1 Closing. The closing of the sale to, and purchase by, the Investors of the Securities (the “Closing”) shall occur at the offices of the Company, or at such other location or by such other means as the parties hereto may agree, on the date hereof or at such other time and place as the parties hereto may agree (the “Closing Date”). In the event that such date is not a Business Day, the Closing Date shall be deemed to be the first Business Day following such date.

3.2 Deliveries by the Investors. At the Closing, each Investor shall deliver to the Company:

(a) The cash component of the Purchase Price, which calculates to 16.25% of the Purchase Price payable by wire transfer of immediately available funds to an account that the Company designated in writing to each Investor prior to the Closing Date or such other funds as the Company may accept;

(b) An executed Promissory Note in the form annexed hereto as Exhibit B, for the payment of the remaining 83.75% of the Purchase Price;

(c) An executed Subscription Agreement;

(d) An executed Accredited Investor Questionnaire;

(e) An executed Stock Power in the form annexed hereto as Exhibit C.

(f) Such other documents as are required to be delivered by the Investor to the Company or that are, in the opinion of legal counsel to the Company, necessary or advisable for the completion of the transaction.

3.3 Other Deliveries. At the Closing, the Company and the Investors will deliver such duly executed Transaction Documents as are required to be executed by the parties hereunder or thereunder.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS

Each Investor acknowledges that this Agreement is made with the Company in reliance upon Investor’s representation to the Company. Each Investor, severally as to itself and not jointly, represents and warrants to and agrees with the Company as follows:

4.1 Regulation S Representations and Warranties.

US Person. Investor represents that it is not an “U.S. Person” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, that the Investor resides outside of the United States, and that the Investor has accurately completed the accredited investor questionnaire set forth as Exhibit A attached hereto. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

Dealer; Distributor. Investor represents that it is not a distributor or dealer as such term is defined in Section 2(a)(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in connection with the Securities.

Resale Limitations. Investor understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and further understands that the Securities are “restricted securities” as such term is defined in Rule 144 promulgated under the Act and may be resold without registration under the Act and the applicable rules and regulations under the Act, only in very limited circumstances. In this connection, Investor represents that it is familiar with the terms and provisions of Regulation S (including Rule 903 and Rule 904 promulgated under the Securities Act) and Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Investor further agrees that all offers and sales of the Securities prior to the expiration of the one year distribution compliance period shall be made in accordance with the terms and provisions of the Securities Act including without limitation Rules 144, 903 and 904 promulgated under the Securities Act, pursuant to a registration of the Securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act. Neither the undersigned nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the Shares and the undersigned and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

Hedging Transactions. Investor agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period.

Restrictive Legends. Investor further understands that the certificates evidencing the Securities shall bear one or more of the following legends:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Act”). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act unless an opinion of counsel to the Company is delivered to the effect that such registration is not required or that the securities are being sold pursuant to Rule 144 of the Act and therefore this legend should be removed.”

“Transfer of these securities is prohibited except in accordance with the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”), pursuant to registration under the Act, or pursuant to an available exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.”

“These securities are subject to the provisions of that certain Subscription Agreement and Promissory Note between the Company and the original holder hereof, and may not be sold, offered for sale, pledged or hypothecated unless permitted under such documents.”

Any legend required by the securities laws of any applicable jurisdictions.

Acquisition for Own Account. Investor hereby confirms that the Securities will be acquired for investment for Investor’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, not for the benefit or the account of a U.S. Person, and that Investor does not have any present intention of selling, granting any participation in or otherwise distributing any such Securities. Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, encumber, pledge, hypothecate or grant participations to such person or to any third person, with respect to any of the Securities.

No Public Review/ No Soliciting Materials. Investor understands that no federal or state agency has recommended or endorsed the purchase of the Securities or passed on the adequacy or accuracy of the information set forth in this Agreement. Investor acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Securities.

4.2 General Representations and Warranties.

Organization. If Investor is an entity, Investor is validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

Validity. The execution, delivery and performance of this Agreement, and the other documents and instruments referred to herein, in each case to which Investor is a party, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Investor. This Agreement and each other Transaction Document have been duly and validly executed and delivered by Investor and assuming their due authorization, execution and delivery by the Company constitute a valid and binding obligation of Investor, enforceable against it in accordance with the terms of each Transaction Document, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally.

Disclosure of Information. Investor acknowledges that it has received or has had the opportunity to review all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. Investor further acknowledges that it has been advised to, and has, carefully reviewed the Company’s filings with the U.S. Securities and Exchange Commission.

Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Securities. If the Investor is an entity, Investor represents that it has not been organized for the purpose of acquiring the Securities.

Acknowledgment of Risk. Investor understands the risks involved in investing in the Company and represents that it can bear the full loss of its investment in the Company.

Tax Consequences. Investor is aware that there can be no assurance regarding the federal, state or local tax consequences of an investment in the Company, nor can there be any assurance that the Code or the regulations promulgated thereunder or other applicable laws and regulations will not be amended at some future time in such manner as to deprive the Company and its stockholders of any tax benefits that might be received. In making this investment, Investor is relying upon the advice of its personal tax advisor with respect to the tax aspects of an investment in the Company and not on the Company or any agent thereof.

Tax Allocation. Investor understands that taxable income and gain allocated to the Investor by the Company and the tax on the portion thereof allocated to the Investor for any year may exceed the cash distributions from the Company to the Investor and, if so, the Investor will have to look to sources other than distributions from the Company to pay such tax.

Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of Investor who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement.

ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE COMPANY

The Company represents and warrants to and agrees with each Investor as follows:

5.1 Limitation. The Company makes no representations or warranties other than the representations and warranties contained in this Agreement.

5.2 Due Issuance and Authorization of Capital Stock. All of the outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable. No shares of capital stock of the Company are subject to any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow equity or other encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof, but specifically excluding any restrictive legend required by applicable US Securities Laws) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing (collectively, “Encumbrances”) and the sale and delivery of the Securities to the Investor pursuant to the terms hereof will vest in the Investor legal and valid title to such Securities free and clear of all Encumbrances.

5.3 Organization. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada.

5.4 Authorization; Enforcement. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Securities).

5.5 Issuance of Shares. Upon issuance against payment of the Purchase Price, the Securities will be duly authorized, validly issued, fully paid and non-assessable, and such Securities will be free from all taxes, liens, claims and Encumbrances, and will not impose personal liability upon the holder thereof.

5.6 Registration. The Company shall use commercially reasonable efforts to file with the SEC a Registration Statement covering the resale of the Securities within two months of the date of this Agreement. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective within nine months of the date of this Agreement. If the Registration Statement required to be filed by the Company is not declared effective by the SEC on or prior to close of business on the nine month anniversary of the date hereof, then the Company will pay to the Investors, pro rata, an aggregate amount of $65,000. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Securities that such Investor shall furnish to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Securities held by it as shall be reasonably required to effect the registration of such Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

ARTICLE VI
RISK FACTORS

THIS OFFERING INVOLVES AN EXTREMELY HIGH DEGREE OF RISK. IT IS POSSIBLE THAT EACH INVESTOR MAY LOSE HIS ENTIRE INVESTMENT IN THE COMPANY. THERE CAN BE NO ASSURANCE THAT AN ADEQUATE MARKET WILL DEVELOP IN THE SECURITIES OF THE COMPANY NECESSARY TO SELL THE SECURITIES. THE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER THAT MAY MAKE IT DIFFICULT FOR INVESTORS TO LIQUIDATE THEIR INVESTMENT IN THE COMPANY. THESE RISK FACTORS ARE NOT, AND ARE NOT MEANT TO BE, COMPLETE. INVESTORS SHOULD CAREFULLY CONSIDER ALL RISKS ASSOCIATED WITH THE INVESTMENT, AND SHOULD CAREFULLY REVIEW THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE VII
DEFINITIONS

7.1 Definitions. Unless the context otherwise requires, the terms defined in this Section 7.1 shall have the meanings specified for all purposes of this Agreement.

Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 7.1, shall be construed in accordance with United States generally accepted accounting principles.

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Subscription Agreement.

“Business Day” means a day other than a Saturday, Sunday or day on which banking institutions in Los Angeles, California are authorized or required to remain closed.

“By-Laws” shall mean the By-Laws of the Company as in effect on the Closing Date and as hereafter from time to time amended, modified, supplemented or restated.

“Common Stock” means the shares of the Company's common stock with a par value of $0.001 per share authorized in, and designated as, “Common Stock” in the Company's Articles of Incorporation.

“Closing” has the meaning assigned to it in Section 3.1 hereof.

“Closing Date” has the meaning assigned to it in Section 3.1 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Encumbrances” has the meaning assigned to it in Section 5.2 hereof.

“Indemnification Period” shall have the meaning set forth in Section 8.3.

“Indemnified Party” shall have the meaning set forth in Section 8.3.

“Indemnifying Party” shall have the meaning set forth in Section 8.3.

“Investor” has the meaning set forth in the recitals.

“Losses” shall have the meaning set forth in Section 8.3.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, country, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other entity.

“Purchase Price” has the meaning assigned it in Section 2.1 hereof.

“Registration Statement” shall mean the registration statement to be filed by the Company with the SEC under the Securities Act for the resale of the Securities by the Investors.

“SEC” means the Securities and Exchange Commission.

“Securities” shall have the meaning assigned to such term in Section 1.1 hereof.

“Securities Act” or “Act” means the Securities Act of 1933, as amended.

“Third Party Claimant” shall have the meaning set forth in Section 8.3.

“Transaction Documents” shall mean this Agreement and all other documents as are required to be delivered by the Investor to the Company pursuant to this Agreement.

“U.S.” means the United States of America.

ARTICLE VIII
MISCELLANEOUS

8.1 Waivers and Amendments. Upon the approval of the Company, and the written consent of the each of the Investors (a) the obligations of the Company, and the rights of an Investor under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and (b) the Company, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of any supplemental agreement or modifying in any manner the rights and obligations hereunder or thereunder of the Investors and the Company; provided, however, that without each Investor's written consent, no such amendment or waiver shall affect adversely such Investor's rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Investors hereunder (other than as reflected by the different number of shares held by such Investors).

Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section.

8.2 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

(a)	If to an Investor, to the respective addresses set forth on the counterpart signature pages of this Agreement signed by such Investor:

or	(b)	If to the Company:
No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan,
Fu Tian Qu, Shenzhen City, P.R. China
Facsimile No.: (213) 223-2276

or at such other address as the Company or an Investor each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

8.3 Indemnification of the Company.

Each Investor, severally as to itself and not jointly, hereby indemnifies the Company against and agrees to hold the Company harmless from any and all Losses arising out of any misrepresentation or breach of any representation, warranty or covenant by such Investor pursuant to this Agreement.

Claims Notice. In the event the Company wishes to assert a claim for indemnification hereunder, (the “Indemnified Party”) it shall deliver written notice (a “Claims Notice”) to the applicable Investor (the “Indemnifying Party”), specifying the facts constituting the basis for, and the amount (if known) of the claim asserted.

Third Party Claims. Upon making any indemnification payment, the Indemnifying Party will, to the extent of such payment, be subrogated to all rights of the Indemnified Party against any third party in respect of the Loss to which the payment relates; provided, however, that until the Indemnified Party recovers full payment of its Loss, any and all claims of the Indemnifying Party against any such third party on account of the payment are hereby made expressly subordinated and subjected in right of payment to the Indemnified Party’s rights against such third party. Without limiting the generality of any other provision hereof, the Indemnified Party and Indemnifying Party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights.

(a) Right to Contest Claims of Third Parties.

(i) If an Indemnified Party asserts, or may in the future seek to assert, a claim for indemnification hereunder because of any action, cause of action or suit brought by any Person not a party to this Agreement (a “Third Party Claimant”) that may result in a Loss with respect to which the Indemnified Party would be entitled to indemnification pursuant to this Section 8.3 (an “Asserted Liability”), the Indemnified Party shall deliver to the Indemnifying Party a Claims Notice with respect thereto, which Claims Notice shall, in accordance with the provisions of Section 8.2 hereof, be delivered as promptly as practicable after an action in connection with such Asserted Liability is commenced against the Indemnified Party.

(ii) The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to investigate, contest, defend or settle any Asserted Liability that may result in a Loss with respect to which the Indemnified Party is entitled to indemnification pursuant to this Section 8.3; provided that (A) the counsel for the Indemnifying Party who conducts the defense of such claim or litigation is reasonably satisfactory to the Indemnified Party, and (B) the Indemnified Party may, at its option and at its own expense, participate in the investigation, contesting, defense or settlement of any such Asserted Liability through representatives and counsel of its own choosing (it being understood that the Indemnifying Party shall bear the cost of such counsel if the Indemnified Party in good faith determines that it may have one or more defenses or counterclaims that are inconsistent with one or more of those of the Indemnifying Party in respect of the Asserted Liability); and, provided further, that the Indemnifying Party shall not settle any Asserted Liability unless (i) such settlement is on exclusively monetary terms and provides as an unconditional term an immediate release of the Indemnified Party for all liability with respect to such Asserted Liability or (ii) the Indemnified Party has consented to the terms of such settlement. If requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with reasonable requests of the Indemnifying Party and its counsel in contesting any Asserted Liability, including, if appropriate and related to the Asserted Liability in question, in making any counterclaim against the Third Party Claimant, or any cross-complaint against any Person (other than the Indemnified Party or its Affiliates). If the Indemnifying Party fails to undertake the defense of the Asserted Liability reasonably promptly, the Indemnified Party may, at its option and at the Indemnifying Party’s expense, to do so in such manner as it deems appropriate; provided, however, that the Indemnified Party shall not settle or compromise any Asserted Liability for which it seeks indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed).

(iii) The Indemnifying Party may participate in (but not control) the defense of any Asserted Liability that it has not elected to defend with its own counsel and at its own expense.

(iv) The Indemnifying Party and the Indemnified Party shall make mutually available to each other all relevant information in their possession relating to any Asserted Liability (except to the extent that such action would result in a loss of attorney-client privilege or would violate any applicable law) and shall cooperate with each other in the defense thereof.

(e) No Duplication; Sole Remedy.

(i) Any liability for indemnification hereunder shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation or warranty.

(ii) The parties’ respective rights to indemnification provided for in this Section 8.3 shall be the exclusive remedy for any Losses for which indemnification is provided hereunder; provided, however, that nothing contained herein shall prevent an Indemnified Party from pursuing remedies that may be available to such party under applicable law in the event of an Indemnifying Party’s failure to comply with its indemnification obligations under this Section 8.3 or in the case of fraud.

8.4 Survival of Representations, Warranties and Covenants. The representations and warranties of the parties hereto made pursuant to this Agreement shall survive the Closing until two (2) years after the Closing Date, provided that the representations and warranties contained in Sections 4.1, 4.2, 5.2, and 5.3 shall survive indefinitely.

8.5 No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

8.6 Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and assigns of the respective Investors and the successors of the Company whether so expressed or not. None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, except that an Investor may, without the prior consent of the Company, assign its rights hereunder to any of its Affiliates. This Agreement shall not inure to the benefit of or be enforceable by any other Person.

8.7 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

8.8 Governing Law. This Agreement will be governed by and construed under the laws of the State of New York without regard to its conflicts of laws rules.

8.9 Expenses. Except as otherwise specifically provided in this Agreement, the parties to this Agreement shall bear their respective costs and expenses incurred in connection with the preparation and execution of this Agreement and the transactions contemplated hereby.

8.10 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County of New York and State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.2 shall be deemed effective service of process on such party.

8.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.12 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto has received counterparts hereof signed by all of the other parties hereto.

8.13 Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and such Agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

8.14 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

8.15 No Further Obligation. Following the Closing, except for the payment by each Investor of the Purchase Price in accordance with the terms hereof, no Investor has any further obligation to invest in the Company under this Agreement, the other Transaction Documents, or any of the transactions contemplated hereby or thereby.

IN WITNESS WHEREOF, the Investors hereto have caused this Subscription Agreement to be duly executed as of the day and year first above written.

Home System Group: __________________________ Weiqiu Li Chief Executive Officer

Investors:

Name	Signature
1) TOTAL GIANT GROUP LIMITED Xiaobin Liu, President, Sole Director
2) TOTAL SHINE GROUP LIMITED Chao Zhang, President, Sole Director
3) VICTORY HIGH INVESTMENTS LIMITED Dongshan Wang, President, Sole Director
4) THINK BIG TRADING LIMITED Hanzhi Mao, President, Sole Director

EXHIBIT A
ACCREDITED INVESTOR QUESTIONNAIRE

To:  Home System Group (the “Company”)

The undersigned hereby represents and warrants that the information contained in this accredited investor questionnaire is true and accurate and acknowledges that the Company is relying thereon.

Status as an “Accredited Investor”. Investor is (check ALL that apply):

_____ (i) A natural person whose individual net worth (assets less liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

_____ (ii) A natural person whose individual income was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, in each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

_____ (iii) A director or an executive officer of the Company.

_____ (iv) A bank, insurance company, registered investment business development company, small business investment company or employee benefit plan.

_____ (v) A savings and loan association, credit union, or similar financial institution, or a registered broker or dealer.

_____ (vi) A private business development company.

_____ (vii) An organization described in Section 501(c)(3) of the Internal Revenue Code with assets in excess of $5,000,000. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ (viii) A trust with assets in excess of $5,000,000.

_____ (ix) An entity in which all of the equity owners are accredited investors. Also check the item(s) [(i)-(ix)] that apply to the equity owners. [This item is not available to an irrevocable trust.]

_____ (x) A self-directed IRA, Keogh, or similar plan of which the individual directing the investments qualifies as an “accredited investor” in one or more of items (i)-(ix) above. Also check the item(s) [(i)-(ix)] that apply to the individual.

_____ (xi) None of the above.

The undersigned submits this accredited investor questionnaire as of the date written below.
__________________________ Name:

PROMISSORY NOTE
AND PLEDGE AGREEMENT

May , 2007

_______________ residing at ________________________ (the “Maker”) promises to pay the principal amount of $_____________ (the “Principal Amount”) to the order of Home System Group (the “Payee”), a Nevada corporation, upon the earlier to occur of: (i) two years from the date of this Note; or (ii) within five business days of written notification from the Payee that a registration statement (the “Registration Statement”) pursuant to the Securities Act of 1933, as amended, filed by the Payee with the Securities and Exchange Commission (the “SEC”) registering the shares of Payee’s Common Stock was declared effective by the SEC (the “Maturity Date”).

By Maker's execution and delivery of this Promissory Note and Pledge Agreement (the “Note”) and Payee's acceptance of thereof, Maker and Payee acknowledge and agree that the proceeds of this Note to Maker shall be used to finance the Maker's purchase of ___________ shares of the Payee's common stock, par value $.001 per share (the “Shares”) pursuant to a Subscription Agreement dated the date hereof (the “Subscription Agreement”).

The rights, duties and obligations of (a) Maker under this Note may not be assigned without the prior consent of Payee and (b) Payee under this Note may be assigned without the prior consent of Maker.

In order to secure (i) the due and punctual payment of all monetary obligations hereunder of Maker to Payee and any reasonable costs and expenses (including, but not limited to, all legal fees and expenses) of collection or enforcement of any such obligations and (ii) the due and punctual payment of any costs and expenses incurred in connection with the realization of the security for which this Note provides and any reasonable costs and expenses (including, but not limited to, all legal fees and expenses) incurred in connection with any proceedings to which this Note may give rise (collectively referred to herein as “Liabilities”), Maker hereby transfers, assigns, grants, bestows, sells, conveys and pledges to Payee a first security interest in the Collateral (as herein defined), which security interest shall remain in full force and effect until all of the Liabilities shall have been paid in full to Payee, or until this Note is cancelled as set forth herein.

For purposes of this Note, “Collateral” shall mean all of Maker's right, title and interest in and to the Shares, represented by the stock certificate to be issued to the Payee in connection with the execution of this Note, and all proceeds and products thereof (as the foregoing terms are defined in the Uniform Commercial Code as in effect in the State of New York).

Concurrently with the Maker's execution and delivery of this Note, Maker has (a) duly executed in blank a stock power required by the pledge of the Collateral hereunder; (b) delivered the stock certificate representing the Collateral to the Payee to be held by the Payee pending the payment in full of this Note; and (c) irrevocably appointed Payee as Maker's attorney-in-fact to complete the stock power to realize upon the Collateral upon nonpayment of principal or interest under this Note, with such appointment being coupled with an interest.

This Note may be prepaid in whole or in part without premium or penalty or at any time and from time to time at the option of the Maker. Contemporaneously with Maker's final payment of all amounts due under this Note, the original copy shall be marked “Paid in Full” and signed by Payee, and the cancelled original copy of the Note and all Collateral shall be returned by Payee to Maker.

Except as contemplated by this Note, Maker shall not encumber or grant a security interest in any of the Collateral, without the prior written consent of Payee, and Maker hereby represents that he has not done so heretofore and, other than the grant of the security interest contemplated hereby, the Collateral pledged by him hereunder is, and will be, owned by him free and clear of all liens and encumbrances.

In the event the Maker defaults in the payment of this Note, the Payee shall give written notice of such default to the Maker. In the event the Maker does not pay all outstanding principal due within five business days of his receipt of such notice, Payee may thereupon proceed against the Maker to collect the Principal Amount.

If the Maker does not pay the Principal Amount to the Payee within such five business day period, then Payee may, to the extent permitted by applicable law, either (i) sell for the account of the Maker any and all of the Shares in the Payee's discretion in such quantities or lots as may seem best to the Payee, at which sale or sales the maker may bid and purchase, or (ii) return such shares to treasury. After first applying the proceeds of the sale to the payment of the expenses of sale, the Payee shall then apply the proceeds to the satisfaction of this Note, and thereafter may pay any surplus and deliver any unsold Shares to the Maker. In the event that Payee is prohibited by applicable law from selling the Shares, Payee shall be entitled to retain a sufficient number of Shares such that the product obtained by multiplying the number of shares retained by Payee hereunder times the officially reported market closing price for comparable Shares on the date this remedy is exercised shall be equal to the balance due hereunder. Thereupon, all obligations between the Maker and Payee under this Note and Pledge Agreement shall cease. In the event that the sale of the full amount of Shares does not generate sufficient funds to retire this Note and satisfy Maker's obligations hereunder, or in the event that the Maker is prohibited from selling such Shares and retains the Shares as provided herein, the Maker will be responsible for the balance of the Principal Amount due.

This Note shall be governed by, and construed in accordance with the internal laws of the State of New York without giving effect to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note and Pledge Agreement as of the date first above written.

Maker

___________________________

Acknowledged and Agreed to
Effective as of the date first written above.

Home System Group

By: _______________________
                 Weiqiu Li, CEO

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, The undersigned does (do) hereby sell, assign and issue unto

______________________________________________________________________________

______________________________________________________________________________

__________________________________________________       _________________________
S. S. # or F. I. D. #

__________________ Shares of the Common Stock of Home System Group represented by certificate(s) no(s) ________________________________________________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint Home System Group Attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.

_______________________________________________

_______________________________________________
    person(s) executing this power sign(s) here

_________________________________________________________________
            WITNESS

SCHEDULE 1

Investors	Address	Number of Shares of Common Stock Acquired	Purchase Price
1) TOTAL GIANT GROUP LIMITED	No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China	2,500,000	USD 10,000,000
2) TOTAL SHINE GROUP LIMITED	No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China	2,500,000	USD 10,000,000
3) VICTORY HIGH INVESTMENTS LIMITED	No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China	2,500,000	USD 10,000,000
4) THINK BIG TRADING LIMITED	No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China	2,500,000	USD 10,000,000